Exhibit 99.3 Q1 FY21 EARNINGS, STRATEGY AND ACQUISITION UPDATE November 4, 2020

This document may contain certain forward-looking statements about the Company and Poppin, Inc. ("Poppin"), such as discussions of Company’s and Poppin’s pricing trends, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Companyintends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of words or phrases, including, but not limited to, “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” SAFE HARBOR “expect,” “setting up,” “beginning to,” “will,” “should,” “would,” “resume” or similar statements. We caution that forward-looking statements are subject to known and unknown risks and uncertainties that may cause the STATEMENT Company’s or Poppin’s actual future results and performance to differ materially from expected results including, but not limited to, the possibility that any of the anticipated benefits of the proposed transaction between the Company and Poppin will not be realized or will not be realized within the expected time period; the risk that integration of the operations of Poppin with the Company will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transaction due to the failure to obtain any required stockholder approval; the failure to satisfy other conditions to completion of the proposed transaction, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the effect of the announcement of the transaction, including on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that any projections or guidance by the Company or Poppin, including revenues, margins, earnings, or any other financial results are not realized; adverse changes in global economic conditions; successful execution of Phase 2 of the Company restructuring plan; the impact on the Company or Poppin of changes in tariffs; increased global competition; significant reduction in customer order patterns; loss of key suppliers; loss of or significant volume reductions from key contract customers; financial stability of key customers and suppliers; relationships with strategic customers and product distributors; availability or cost of raw materials and components; changes in the regulatory environment; global health concerns (including the impact of the COVID-19 outbreak); or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2020 and other filings with the Securities and Exchange Commission. 2 2

KEY TAKEAWAYS ▪ Cost initiatives drive gross margin improvement even with lower revenues ▪ 15% sequential increase in order rates ▪ $20 million annual Transformation cost savings program on schedule ▪ Launches Interwoven brand for Health end market ▪ Resumption of share repurchase program ▪ Poppin acquisition announcement: greatly accelerates company growth profile 3

ACCELERATE OUR GROWTH 4 BUSINESS UNITS 6 DISTINCT BRANDS TO UNLOCK Brings a focused set of expertise in customer, UNIQUE FOCUS AND WORKPLACE product, and brands to the workplace vertical LEVERAGE VERTICAL EXPERTISE TO Built off deep relationships, experience, HEALTH expertise and research EXPAND MARKETS Expansion of the hospitality vertical eCOMMERCE AS A NEW HOSPITALITY through new business development CHANNEL OF DISTRIBUTION A dedicated business that will deliver a eBUSINESS valued digital experience, and will serve as NEW CAPABILITIES a new channel of distribution for Kimball International ENABLED BY $20M Facility New Capabilities Strategic Cost Efficiencies Optimization in Innovation Acquisitions 4

Q1 FY21 FINANCIAL HIGHLIGHTS1 ▪ Revenue of $147.9M, decreased 27% ▪ Gross margin of 35.4% increased 50 basis points ▪ Transformation plan savings of $4.8M ▪ Net Income of $5.4M ▪ EPS at $0.14 ▪ Adj. EPS 2 at $0.23 ▪ Adj. EBITDA 2 of $15.8M, or a margin of 10.7% ▪ Cash flow from operations of $27.0M ▪ Dividends paid of $3.3M 1 2 5 Unaudited. See Appendix for Non-GAAP reconciliations. 5

QUARTERLY SALES BY MARKET1 Sequential Qtr. Comparison Q1’21 Vs. Q4’20 (in millions) Workplace end market includes commercial, educational, government and financial verticals 1 1Unaudited.Unaudited. 6 6

QUARTERLY ORDERS BY MARKET1 Sequential Qtr. Comparison Q1’21 Vs. Q4’20 (in millions) Workplace end market includes commercial, educational, government and financial verticals 1 1Unaudited.Unaudited. 7 7

POPPIN ACQUISITION ANNOUNCEMENT

- On November 4th, 2020, Kimball International entered into a definitive agreement to acquire Poppin, Inc.
  - $110M in initial cash consideration, plus additional contingent payments based on revenue and profitability milestones achieved through June 30, 2024
  - Total potential consideration of up to $180M
- Poppin, Inc. is a tech enabled, high-growth, leading B2B office furniture designer headquartered in New York City.
- The acquisition of Poppin, Inc. creates a digitally native platform for Kimball International, allowing the Company to reach new audiences while simultaneously leveraging Poppin's digital capabilities and product portfolio across Kimball International verticals and dealers.


poppin.

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IS ABOUT ACCELERATING GROWTH AND GAINING SHARE ACCELERATE OUR GROWTH INSPIRE OUR PEOPLE ADVANCE Introducing our new New Product Development eBusiness acquisition BUILD OUR SELECTIVELYEXPAND CAPABILITIES Verticals & Channels PROPEL Commercial Excellence FUEL OUR FUTURE DRIVE Strategic Acquisitions 9

SNAPSHOT: poppin.





Poppin is the easiest way to outfit your office.

Poppin is made to grow with your business.

Poppin has it in stock +ready to ship.

Poppin is your work friend.

Poppin designs fresh and clever commercial furniture that is made to mix, match, and scale in today's modern office and work-from-home environments.

Poppin has combined its digitally native platform with a 17-person salesforce and network of five showrooms to rapidly become one of the industry's leading disruptors.

KEY STATISTICS

- **~100** Employees
- **NYC** Headquarters
- **2009** Founded
- **$44M** Net Sales[1]
- **36%** Gross Margin[1]
- **40%** 2014-19 revenue CAGR[3]
- **2.2M** Poppin.com visitors[2]
- **320M** Online impressions[2]
- **71%** Repeat revenue[4]
- **1.3M** Website clicks[2]

Source: Poppin management
[1] Calendar YTD 9/30/20, unaudited; [2] FY 2019 data; [3] Historical revenue on FYE 12/31 basis, unaudited; [4] YTD as of 7/31/20

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COMPLEMENTARY BUSINESSES Traditional dealer channel Direct GO-TO-MARKET Medium to large businesses Micro/small/medium businesses Secondary markets Urban markets STRATEGY Multi-brand portfolio Storage Privacy Pods PRODUCT All commercial furnishings Personal workspaces Modular walls EXPERTISE Collaboration solutions Office supplies Work from Home PRICE Medium to high pricing Affordable POSITIONING Manufacturing / component sourcing Data-driven business development CORE Interior design Industrial design + product sourcing CAPABILITIES Industry expertise Brand marketing + content 11

TOGETHER MULTIPLE MEANINGFUL GROWTH LEVERS WILL DELIVER SUSTAINING VALUE CREATION

IMMEDIATE REVENUE ACCELERATION	EXPAND NEW CATEGORIES AND NEW CHANNELS	LEVERAGE EXPERTISE + INFRASTRUCTURE
Scale Poppin's marketing playbook into secondary markets	Launch Poppin Privacy Pods **across Kimball International's** dealer network	Industrial + interior design capabilities
Accelerate Work From Home and corporate partnerships for Poppin and Etc. brand	Collaborate on new product portfolio roadmap	Digital + drop ship capabilities
Develop complementary Poppin Pro dealer program	**Broaden Poppin's vertical** expertise in Health & Hospitality	Sourcing + manufacturing expertise

*Stage 1 priorities

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PRO FORMA FINANCIALS: ENHANCED SCALE AND GROWTH WHILE MAINTAINING LOW LEVERAGE Calendar YTD 9/30/20 in millions Pro Forma Sales $482 $44 $526 Gross margin (%) 35% 36% 35% Adjusted EBITDA $52 ($5) $47 Leverage None None Approximately 0.5x Office furnishings: Tech: Growth profile mid single digits robust double digits Blended Rate Note: Financials reflect unaudited values 13

CAPITAL ALLOCATION PRIORITIES REMAIN THE SAME Invest in organic • Generating strong returns growth Value enhancing • Aligns with Connect 2.0 Strategy, our Purpose and Guiding Principles acquisitions Capex • Continued critical investments to drive efficiencies and capacity Dividends • Maintain and grow the dividend Share • Reinstate share repurchase program buybacks 14

A STRATEGICALLY COMPELLING ACQUISITION Combining Kimball International's deep industry and operational expertise with Poppin’s direct and digitally native platform uniquely positions us in the evolving commercial furnishings marketplace ACCELERATES Kimball International’s eBusiness STRATEGY through the addition of a DIGITALLY NATIVE BRAND Expands the Company’s ADDRESSABLE MARKET Establishes both CORPORATE-SPONSORED AND DIRECT TO CONSUMER WORK-FROM-HOME programs Brings NEW CATEGORIES AND NEW PRODUCTS to Kimball International’s verticals and channels ACCELERATES GROWTH out of COVID Creates ONE OF THE LEADING OMNICHANNEL commercial furnishings design powerhouses Delivers LONG-TERM SUSTAINING VALUE CREATION for our shareholders, employees, customers and communities 15

APPENDIX 16

Non-GAAP Reconciliation (Unaudited) 17 17